DotsConnect, Inc.

                          2000 Long-Term Incentive Plan





                                TABLE OF CONTENTS



ss.1     Background and Purpose................................................1

ss.2     Definitions...........................................................1
         2.1      Affiliate....................................................1
         2.2      Board........................................................1
         2.3      Change of Control............................................1
         2.4      Committee....................................................2
         2.5      Company......................................................2
         2.6      Disability...................................................2
         2.7      Effective Date...............................................2
         2.8      Employee.....................................................2
         2.9      Fair Market Value............................................2
         2.10     Option.......................................................3
         2.11     Option Agreement.............................................3
         2.12     Option Price.................................................3
         2.13     Plan.........................................................3
         2.14     Retirement...................................................3
         2.15     Stock........................................................3

ss.3     Stock Reserved for Issuance Under Plan................................3

ss.4     Committee.............................................................4

ss.5     Eligibility...........................................................4

ss.6     Options...............................................................4

ss.7     Nontransferability....................................................5

ss.8     Securities Registration...............................................5

ss.9     Life of Plan..........................................................5

ss.10    Adjustment............................................................6

ss.11    Change of Control.....................................................7

ss.12    Amendment or Termination..............................................7

ss.13    Miscellaneous.........................................................8







                              DotsConnect, Inc.
                          2000 Long-Term Incentive Plan

                                      ss. 1

                             Background and Purpose

         The purpose of this Plan is to promote the interest of DotsConnect, Inc. through the granting of Options in order to (a) attract and retain Employees, (b) provide an additional incentive to each Employee to work to increase the value of the Company, and (c) provide each Employee with a stake in the future of the Company that is similar to that of the Company's other equity owners.

                                      ss. 2

                                   Definitions

         Each term set forth in this ss. 2 shall have the meaning set forth opposite such term and any reference to the plural of a defined term shall include the singular.

         2.1 Affiliate - shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934.

         2.2  Board - means the Board of Directors of the Company.

         2.3  Change of Control - means:

                  (a) the acquisition by any "person" ("Person"), as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company or a subsidiary or any Company employee benefit plan (including its trustee) or an "Exempt Person" as defined below), of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total number of shares of the Company's then outstanding securities; or

                  (b) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets or stock of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the total number of shares of the Company's outstanding securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than two-thirds (2/3) of, respectively, the total number of shares of the then outstanding securities of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or

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         more subsidiaries)in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the total number of shares of the Company's outstanding securities, (ii) no Person (excluding any corporation resulting from such Business Combination, or any employee benefit plan (including its trustee) of the Company or such corporation resulting from such Business Combination, or an "Exempt Person" as defined below) beneficially owns, directly or indirectly, 20% or more of, respectively, the total number of shares of the then outstanding securities of the corporation resulting from such Business Combination except to the extent that such ownership existed prior to the Business Combination and (iii) at least two-thirds (2/3) of the members of the board of directors of the Corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

For purposes of this Section 2.3, a "Change of Control" shall not result from any transaction precipitated by the Company's insolvency, appointment of a conservator, or determination by a regulatory agency that the Company is insolvent, nor from any transaction initiated by the Company in regard to converting from a publicly traded company to a privately held company.

         2.4 Committee - means the Board, or such committee as may be designated by the Board; provided, however, that with respect to Options granted to employees of Total System Services, Inc., the term "Committee" shall refer to the Compensation Committee of the Board of Directors of Total System Services, Inc.

         2.5 Company - means DotsConnect, Inc. and any successor to DotsConnect, Inc.

         2.6 Disability - shall have the meaning ascribed to such term in the Employee's governing long-term disability plan, or if no such plan exists, at the discretion of the Board.

         2.7 Effective Date - means the effective date of this Plan, which is May 1, 2000.

         2.8 Employee - means an employee of the Company or an Affiliate or a former employee of the Company or an Affiliate who has an outstanding Option.

         2.9  Fair Market Value - means as of any date

             (a) if the Stock is not traded on a national securities exchange or quoted on a national quotation system, the price that the Committee acting in good faith determines through any reasonable valuation method to be the price at which a share of Stock might change hands between a willing buyer and a

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         willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts, or

             (b) if the Stock is traded on a national securities exchange or quoted on a national quotation system, (1) the closing price of the Stock on such date, (2) if there was no closing price of the Stock on such date, the closing price on the next preceding business day, or (3) if there was no closing price on the next preceding business day, the value determined by the Committee in accordance with ss. 2.9(a).

         2.10 Option - means an option to purchase Stock granted in accordance with ss.6.

         2.11 Option Agreement - means the document that sets forth the terms and conditions of an Option.

         2.12 Option Price - means the price to purchase one share of Stock upon the exercise of an Option.

         2.13 Plan - means this DotsConnect, Inc. 2000 Long-Term Incentive Plan, as amended from time to time.

         2.14 Retirement - means termination of employment after (i) attainment of age sixty-five (65); or (ii) attainment of age fifty (50) with fifteen (15) years of service.

         2.15 Stock - means the common stock of the Company or any successor to the Company.

                                      ss. 3

                     Stock Reserved for Issuance Under Plan

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,500,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         If any shares of Stock that have been subject to option cease to be subject to option without having been exercised, or such options are otherwise terminated without having been exercised, such shares shall again be available for distribution in connection with future Options under the Plan.

         Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock that may be granted to any one Employee in any calendar year shall be 500,000.

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                                      ss. 4

                                    Committee

         This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall interpret this Plan and take such action in the administration and operation of this Plan as the Committee deems appropriate under the circumstances. Any action of the Committee shall be binding on the Company, on each affected Employee and on each other person directly or indirectly affected by such action.

                                      ss. 5

                                   Eligibility

         Only employees of the Company or an Affiliate shall be eligible for the grant of Options.

                                      ss. 6

                                     Options

         6.1 Committee Action. The Committee acting in its absolute discretion may grant Options to Employees from time to time. Each grant of an Option shall be evidenced by an Option Agreement. The Option Agreement shall incorporate such other terms and conditions of the grant as the Committee acting in its absolute discretion deems appropriate.

         6.2 Option Price. The Option Price shall be no less than the Fair Market Value of Stock on the date the Option is granted. The Option Price shall be payable in full upon the exercise of any Option. At the discretion of the Committee, an Option Agreement can provide for the payment of the Option Price either in cash, by check acceptable to the Committee, or by surrender of Stock that has been held for at least six (6) months, or in any combination of such cash, check and Stock. The value of any Stock used as payment in the exercise of an Option shall be equal to the Fair Market Value of Stock on the date of exercise of the Option.

         6.3 Exercise Period. Each Option shall be exercisable in whole or in part at such time or times as set forth in the related Option Agreement, but no Option shall be exercisable, with respect to any Stock subject to such Option, after the tenth anniversary of the date of grant of the Option. An Option Agreement may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including retirement, death or disability.

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                                      ss. 7

                               Nontransferability

         An Option shall not be transferable by an Employee other than by will or by the laws of descent and distribution. During an Employee's lifetime, an Option shall be exercisable only by the Employee or, if the Option Agreement provides for exercise after the disability of the Employee and the Employee is legally incapacitated as a result of such disability, the Option shall be exercisable by the Employee's legal representative. However, the person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Employee under this Plan.

                                      ss. 8

                             Securities Registration

         Each Option Agreement shall provide that, upon the receipt of Stock, the Employee shall, if so requested by the Company, (a) hold such Stock for investment and not with a view of resale or distribution to the public and (b) deliver to the Company a written statement satisfactory to the Company to that effect. As for Stock issued pursuant to this Plan, the Company at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to an Employee under any applicable securities laws or to qualify such issuance for an exemption from the registration requirements of such laws prior to the issuance of such Stock to an Employee. However, the Company shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by an Employee.

                                      ss. 9

                                  Life of Plan

         No Option shall be granted under this Plan on or after the earlier of

                  (a) the tenth anniversary of the Effective Date, in which event this Plan shall continue in effect until all outstanding Options have been exercised in full or are no longer exercisable, or

                  (b) the date on which all of the Stock authorized for issuance under ss. 3 has been issued or is no longer available for use under this Plan (as a result of use to satisfy a withholding obligation), in which event this Plan also shall terminate on such date.


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                                     ss. 10

                                   Adjustment

         10.1 Capital Structure. In the event of changes in the capitalization of the Company resulting from Stock dividends or Stock splits, the Committee shall adjust, and in the event of changes in the capitalization of the Company resulting from a merger, consolidation, acquisition, separation, reorganization or liquidation, the Committee may (in its absolute discretion) adjust the number, kind or class (or any combination thereof) of Stock subject to Options and the Option Price of such Options. Any such adjustments shall be made in an equitable manner to reflect such change.

         10.2 Conversion to Options for Other Securities. In the event securities of the Company, or of a subsidiary of the Company, or of an entity formed for the purpose of causing the business of the Company to be operated in a publicly traded entity, become publicly traded, or in anticipation of such event, the Committee shall take such actions as may be necessary, if any, to cause outstanding Options to be converted into options to purchase such securities that are or will be publicly traded. Any such option into which an Option is converted shall reflect such terms (including the number, kind and class of securities subject to the option and the option price) as the Committee deems equitably comparable to the terms of the Options converted; provided, however, the Committee under no circumstances shall be obligated to cause to be granted options to purchase the same percentage of the equity interest in the Company, subsidiary or other entity as could have been purchased through exercise of the converted Options; and provided, further, that the Committee shall not be required to take any action in connection with such conversion that would result in compensation expense to the Company or to the issuer of such substituted options by reason of, or in connection with, such conversion.

         10.3 Fractional Shares. If any adjustment under this ss. 10 would create a fractional share or a right to acquire a fractional share of Stock, such fractional share of Stock shall be disregarded and the number of shares that otherwise would result from such adjustment shall be the next lower number of shares, rounding all fractions downward. An adjustment made under this ss. 10 by the Committee shall be conclusive and binding on all affected persons.

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                                     ss. 11

                                Change of Control

         In the event of a Change of Control, all outstanding Options of persons who are employees of the Company or an Affiliate on the date of the Change of Control will vest in full. In addition, as part of the Option Agreement, the Committee in its discretion may require that an Employee surrender his or her Option in exchange for a payment by the Company in an amount equal to the amount by which the then Fair Market Value of the Stock subject to the Employee's Option exceeds the Option Price for such Stock, in which case the Option will terminate upon such surrender.

                                     ss. 12

                            Amendment or Termination

         The Board may amend this Plan from time to time to the extent that the Board deems necessary or appropriate and the Board also may suspend the granting of Options at any time and terminate this Plan at any time; provided, however, except as provided in ss. 13.6, neither the Board nor the Committee may amend or cancel an Option, without the holder's consent, if such amendment or cancellation would adversely affect the holder's right to purchase an equity interest in the Company on terms equitably comparable (as determined by the Committee in its absolute discretion) to the terms of the Option in effect prior to such amendment or cancellation to the extent the Employee is vested in the Option immediately prior to the date of such amendment or cancellation; provided the Committee under no circumstances shall be obligated to preserve the Employee's opportunity to purchase the same percentage of the equity interest in the Company as the Employee could have purchased before the date of such amendment or cancellation.

         Because the Plan will be submitted to Total System Services, Inc. stockholders for approval, Options granted to Employees of Total System Services, Inc. are contingent upon such stockholder approval of the Plan. If stockholder approval of this Plan is obtained, no amendment, alteration or discontinuation shall be made by the Board which, without the approval of such stockholders, would:

                  (a) increase the total number of shares reserved for the purpose of the Plan, except as provided for in accordance with Section 10 of the Plan;

                  (b) decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the granting of the option, except as provided for in accordance with Section 10 of the Plan;

                  (c) change the Participants or class of Participants eligible to participate in the Plan;

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                  (d) extend the maximum option period under Section 6.3 of the
         Plan; or

                  (e) materially increase in any other way the benefits accruing to Participants.

                                     ss. 13

                                  Miscellaneous

         13.1 Option Holder Rights. No holder of an Option shall have any rights as a stockholder of the Company as a result of the grant of an Option or his or her exercise of such Option until such person is reflected on the Company's books as the holder of the applicable Stock.

         13.2 No Contract of Employment. The grant of an Option shall not constitute a contract of employment and shall not confer on an Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the related Option Agreement.

         13.3 Withholding. Each grant of an Option shall be made subject to the condition that the Employee consents to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, that the Committee in its discretion deems applicable to the exercise of such Option.

         13.4 Construction. The headings in this Plan are for convenience of reference only and are not to be given substantive meaning. All references to sections (ss.) are to sections (ss.) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Georgia.

         13.5 Other Conditions. Each Option Agreement may require that an Employee (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including any agreement that restricts the transfer of Stock acquired pursuant to the exercise of an Option or provides for the repurchase of such Stock by the Company under certain circumstances.

         13.6 Securities Law. The Committee shall have the right to amend or cancel any grant of an Option or to withhold consent to or otherwise restrict the transfer of any Stock issued upon exercise of Options granted under this Plan as the Committee deems appropriate in order to satisfy any condition or requirement under any federal or state securities or other law, regulation or rule applicable to such grant or transfer, or obtain applicable governmental agency approval.

         13.7 Loans. If approved by the Committee in its sole discretion, the Company may lend money to, or guarantee loans made by a third party to, any Employee to finance the exercise of any Option, and the exercise of an Option with the proceeds of any such loan shall be treated as an exercise for cash. If approved by the Committee in its sole discretion, the Company also may, in accordance with an Employee's instructions, transfer Stock acquired in the exercise of an Option directly to a third party in connection with any arrangement made by the Employee for financing the exercise of such Option.

                                      8

         13.8 Beneficiary Designation. Each Employee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Employee, shall be in a form prescribed by the Company, and will be effective only when filed by the Employee in writing with the Company during the Employee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Employee's death shall be paid to the Employee's estate.

         13.9 Indemnification. Each person who is, or shall have been, a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon, or reasonably incurred by, him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         13.10 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

         IN WITNESS WHEREOF, DotsConnect, Inc. has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                                DotsConnect, Inc.


                                By:      _______________________________

                                Date:    _______________________________